Item 1: Report to Shareholders

Florida Intermediate Tax-Free Fund	August 31, 2006

The views and opinions in this report were current as of August 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Bonds produced modestly positive returns in the six-month period ended August 31, 2006, with tax-free municipal bonds outpacing taxable issues. Bond yields rose across almost all maturities but ended the period well below their highest levels. The Federal Reserve, which lifted the federal funds target rate to 5.25% at the end of June, suspended its tightening efforts in early August in anticipation that slower economic growth would reduce inflationary pressures. Long-term and lower-quality municipal securities continued to outperform short-term and higher-quality issues. In this volatile environment, the Florida Intermediate Tax-Free Fund posted a positive return.

Earlier this year, Florida’s intangible personal property tax was repealed, removing the tax advantage Floridians gained by investing in a Florida municipal bond fund. The fund’s Board of Directors recommended the reorganization of the T. Rowe Price Florida Intermediate Tax-Free Fund into the T. Rowe Price Summit Municipal Intermediate Fund. If shareholders approve the reorganization at the October 18, 2006, shareholders’ meeting, it will take place on or about November 13, 2006.

MARKET ENVIRONMENT

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months. Rising mortgage rates helped cool the housing market and job growth softened. In addition, rising interest rates, stubbornly high gasoline prices, and slower housing equity growth put the brakes on consumer spending.

A tight labor market and higher energy prices have raised businesses’ production costs, nudging inflation above Federal Reserve officials’ comfort zone. In response, the central bank raised the federal funds target rate to 5.25% in June—a level not seen in more than five years.

At its August 8 meeting, the central bank refrained from raising the fed funds rate for the first time in two years. This highly anticipated “pause” in Fed tightening was based on the moderation of U.S. economic growth and the Fed’s perceptions that “inflation pressures seem likely to moderate over time.” However, the Fed acknowledged that “some inflation risks remain” and left open the possibility of additional rate increases.

Municipal money market yields rose in the last six months, as shown in the graph. Intermediate-term rates rose to a lesser extent. Long-term rates were flat or fell slightly. As a result, the municipal yield curve—a graphic depiction of the difference between yields of municipal bonds with various maturities—flattened. At the end of August, yields of municipal securities maturing in five years or less were virtually the same. There was an unusually narrow 70- to 80-basis-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period. (One hundred basis points equal one percentage point.)

In the taxable bond market, Treasury yields rose across all maturities, with short-term rates rising more than long-term. Portions of the Treasury yield curve were inverted—with some short-term yields higher than some long-term yields—for much of the last six months. The inverted curve has sometimes been a harbinger of slower economic growth. On an absolute basis, municipal bonds again outperformed taxable issues in the first half of our fiscal year, much as they have for most of the last three years. In the six-month period ending August 31, the Lehman Brothers Municipal Bond Index returned 2.02% versus 1.82% for the Lehman Brothers U.S. Aggregate Index.

MUNICIPAL MARKET NEWS

New municipal borrowing in the first eight months of the year totaled about $235 billion, which was approximately 15% below the first eight months of 2005 (according to Thomson Financial data published in The Bond Buyer). Refunding issuance fell dramatically as interest rates rose at the beginning of our fiscal year, and demand from investors, including nontraditional municipal buyers such as hedge funds, remained supportive. Credit conditions have remained favorable, and state government coffers continued to accumulate tax revenues.

Long-term municipals outperformed shorter-term issues in the last six months, thanks primarily to the decline in longer-term interest rates that started in late June. High-yield securities maintained their performance advantage over investment-grade issues for the six-month reporting period, although they trailed high-quality bonds during the last two months.

Within the high-quality universe, bonds rated BBB—the lowest investment-grade tier—fared better than securities with higher credit ratings. Tobacco and hospital revenue bonds continued to outperform, resulting in valuations that appear to be extended. Housing finance revenue bonds also did well in the first half of our fiscal year, though they have lagged slightly in recent months. As spreads for lower-quality issues tightened, investors turned to the higher yields available in housing bonds as an alternative.

FLORIDA MARKET NEWS

Florida’s economy and employment picture have continued to improve at faster rates than most of the country. The state’s unemployment rate of 3.3% was lower than the national average of 4.8%. The services sector, which constituted 45.1% of the state’s non-farm jobs, continued to bolster Florida’s employment base. Tourism remained the economic mainstay. With more than four tourists for every resident, visitors were responsible for generating much of the state’s sales and use tax revenue, which accounts for about 71% of Florida’s general fund revenues.

Florida expects to close out fiscal year 2006, which ended June 30, 2006, with surpluses in its working capital fund and its unreserved general fund, and the state government will meet its constitutional requirement of maintaining a budget stabilization reserve equal to 5% of revenues. Stronger-than-expected sales and use taxes and documentary and stamp taxes boosted the surplus and enabled the state to increase its already strong unreserved general fund balance to $5.3 billion, or 21% of annual operating expenditures. As a result of Florida’s improved revenue picture, Moody’s Investors Service rated the state’s general obligation Aa1, Standard & Poor’s AAA, and Fitch Rating Service AA+.

PORTFOLIO STRATEGY

Your fund returned 1.51% for the last six months and 2.03% for the one-year period ended August 31, 2006. Your fund’s performance was in line with its Lipper benchmark for both periods, as shown in the Performance Comparison table.

The fund’s long-term record relative to its competitors continues to be solid. Based on total return, Lipper ranked the Florida Intermediate Tax-Free Fund 10 out of 18, 7 out of 15, 4 out of 15, and 3 out of 13 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2006, respectively. For the period that runs from the fund’s inception on March 31, 1993, through August 31, 2006, Lipper ranked the fund 1 out of 6 funds. Past performance cannot guarantee future results, and there is no assurance that the fund will retain its number one ranking.

During the six-month period, returns were up modestly, with most of the appreciation occurring in July and August as evidence of a slowing economy began to emerge. During the spring, we began to position the fund more aggressively by lengthening the fund’s duration, a measure of sensitivity to interest rate changes, to 4.6 years. We were a little too early in our call. The municipal market was quite choppy through the spring, and our longer duration made us more vulnerable to the swings in the market. By summer, the market showed signs of improvement, and by the end of August we had shortened the fund’s duration to 4.4 years.

The repeal of Florida’s intangibles tax also figured in the portfolio’s management. Earlier this year when it became apparent that the Florida Legislature would repeal the tax and Governor Jeb Bush would sign the measure, we began reducing our holdings of Florida issues. We thought the elimination of the tax would reduce the demand for Florida bonds. In reality, demand stayed strong because Florida is a well-managed state with high-quality debt that national municipal bond buyers find attractive. As a result, the prices for Florida bonds remained strong.

As we reduced our exposure to Florida bonds, we increased our allocation to Puerto Rico bonds, which were also exempt from the intangibles tax, as well as issues of other states. At the end of August, almost 20% of the portfolio was in bonds issued by Puerto Rico and jurisdictions outside of Florida. The fund’s credit quality remains high—96% of the fund’s holdings have credit ratings of AA or better.

Since our last report, the sector allocations have changed slightly. Allocations among higher-quality sectors, such as local and state general obligation and prerefunded bonds, increased. We also added to our allocation of electric revenue bonds. We slightly reduced our holdings of dedicated tax revenue issues.

OUTLOOK

The economy, after two years of Federal Reserve interest rate increases, appears to be transitioning from a period of rapid growth to a period of below-trend growth that we believe will continue well into 2007. The slowdown in the housing market, largely attributable to rising mortgage rates, is beginning to have an impact on employment in housing-related industries. At the same time, reduced refinancing activity and slower home-equity growth, coupled with higher interest and energy costs, are dampening consumer spending. Cost and price pressures continue to mount, however, which could drive yields higher and prompt the central bank to raise the fed funds rate a few more times. At present, however, Fed officials seem prepared to keep short-term rates steady as long as they believe that the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than short maturities) and the likelihood that supply will continue decreasing for the rest of the year. Even though we are beginning to favor—for valuation reasons—high-quality securities over high-yield issues, our lower-quality municipal allocations remain an important component of our strategy. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Over the past several years, municipal bonds have outperformed taxable issues on an absolute basis, reaching valuations one might consider rich. However, we believe municipal bonds may be at the start of a long-term trend of improving valuations relative to taxable bonds. Thus, municipals may continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable taxable securities.

Respectfully submitted,

Charles B. Hill
Chairman of the fund’s Investment Advisory Committee

September 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation, lose their advantage as a source of tax-free income.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $50 million.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index: This index is a sub-index of the Lehman Brothers Municipal Bond Index. It is a market-value-weighted index of bonds with maturities of one to 16 years and 11 months engineered for the tax-exempt bond market.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $100 million.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.8%		
FLORIDA 84.9%		
Alachua County HFA, Shands Teaching Hosp. & Clinics VRDN (Currently 3.57%)	200	200
Broward County, GO, 5.25%, 1/1/15	2,000	2,139
Broward County, GO, 5.25%, 1/1/18	2,000	2,130
Broward County, Parks & Land, GO, 5.00%, 1/1/25	1,000	1,056
Broward County, Water & Sewer Utilities, 5.00%, 10/1/15 (1)	1,425	1,530
Broward County Airport, 5.25%, 10/1/10 (2)(3)	2,000	2,068
Collier County, Gas Tax, 5.25%, 6/1/14 (1)	500	544
Delray Beach, Decade of Excellence, GO, 5.00%, 2/1/13 (4)	1,000	1,075
Duval County School Dist., GO, COP, 5.75%, 7/1/16 (4)	2,000	2,109
Florida, Ed. Lottery, 5.375%, 7/1/14 (5)	2,000	2,136
Florida, Ed. Lottery, 5.50%, 7/1/12 (Prerefunded 7/1/10) (5)(6)	2,500	2,691
Florida, Ed. Lottery, 5.50%, 7/1/13 (5)	1,000	1,072
Florida, Ed. Lottery, 5.50%, 7/1/16 (5)	1,000	1,073
Florida, Ed. Lottery, VRDN (Currently 3.45%) (1)	1,000	1,000
Florida Board of Ed., Capital Outlay, GO, 5.00%, 6/1/12 (5)	1,250	1,333
Florida Board of Ed., Capital Outlay, GO, 5.125%, 6/1/13	2,500	2,615
Florida Board of Ed., Capital Outlay, GO, 5.25%, 1/1/13 (Prerefunded 1/1/08) (6)	2,360	2,434
Florida Board of Ed., Capital Outlay, GO, 5.25%, 1/1/14 (Prerefunded 1/1/08) (6)	1,170	1,207
Florida Dept. of Environmental Protection, 5.25%, 7/1/14 (5)	2,000	2,172
Florida Dept. of Natural Resources, Documentary Stamp Tax 5.50%, 7/1/09 (4)	3,000	3,154
Florida Dept. of Natural Resources, Documentary Stamp Tax 6.00%, 7/1/08 (1)	2,645	2,757
Florida DOT, GO, 5.00%, 7/1/21	1,000	1,058
Florida DOT, Turnpike Auth., 5.25%, 7/1/11 (3)	1,950	2,022
Greater Orlando Aviation Auth., 5.00%, 10/1/15 (4)	2,250	2,403
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21	1,100	1,147

Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/29 (Tender 11/16/09)	1,000	1,030
Hillsborough County School Dist., 5.375%, 10/1/14 (Prerefunded 10/1/11) (1)(6)	1,500	1,621
Hillsborough County School Dist., Sales Tax, 5.00%, 10/1/20 (1)	1,975	2,113
Jacksonville, Entitlement Refund & Improvement 5.375%, 10/1/17 (5)	1,000	1,082
Jacksonville, Excise Tax, 5.00%, 10/1/23 (1)	1,875	1,992
Jacksonville, Excise Tax, 5.25%, 10/1/19 (2)(3)	1,500	1,593
Jacksonville Electric Auth., 5.25%, 10/1/12 (Prerefunded 10/1/07) (6)	1,930	1,984
Jacksonville HFA, Baptist Health, 5.00%, 8/15/11 (3)	750	765
Jacksonville HFA, Baptist Health, VRDN (Currently 3.55%)	200	200
Kissimmee Utility Auth., 5.00%, 10/1/16 (1)	2,260	2,456
Kissimmee Water & Sewer, 5.50%, 10/1/11 (5)(7)	1,500	1,593
Lakeland Electric & Water, 6.55%, 10/1/07 (4)	1,095	1,129
Lee County, Solid Waste, 5.25%, 10/1/08 (2)(3)	1,650	1,699
Lee County IDA, Bonita Springs, 5.80%, 11/1/11 (2)(3)	1,325	1,342
Martin County, Utility Systems, 5.50%, 10/1/16 (5)	1,260	1,373
Miami-Dade County, Parks, GO, 5.25%, 11/1/16 (3)	660	706
Miami-Dade County, Public Services, 5.00%, 4/1/20 (3)	1,135	1,220
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (1)	1,750	1,870
Orange County, Sales Tax, 5.125%, 1/1/16 (5)	2,580	2,763
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20	1,245	1,326
Orlando-Orange County Expressway Auth., 6.50%, 7/1/10 (5)	1,000	1,101
Osceola County, Tourist Dev., GO, 5.50%, 10/1/16 (5)	1,000	1,093
Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (5)	3,700	4,152
Polk County, Transportation Improvement, 5.625%, 12/1/15 (Prerefunded 12/1/10) (4)(6)	500	544
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/17 (1)	1,775	1,860
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/21 (1)	2,080	2,216

Reedy Creek Improvement Dist., Utility System 5.00%, 10/1/15 (1)	1,230	1,341
Reedy Creek Improvement Dist., Utility System 5.00%, 10/1/20 (1)	1,025	1,097
Reedy Creek Improvement Dist., Utility System 5.125%, 10/1/14 (Prerefunded 10/1/09) (3)(6)	1,525	1,606
Saint Augustine, Capital Improvement, 5.00%, 10/1/24 (1)	2,400	2,535
West Orange Healthcare Dist., 5.50%, 2/1/10	800	837
		91,364
PUERTO RICO 8.9%		
Puerto Rico, Public Improvement, GO, 5.50%, 7/1/18 (4)	2,000	2,281
Puerto Rico Electric Power Auth., 5.25%, 7/1/14 (3)	2,000	2,085
Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health, 6.375%, 11/15/15	750	826
Puerto Rico Infrastructure Fin. Auth., Excise Taxes 5.50%, 7/1/16 (1)	1,500	1,702
Puerto Rico Infrastructure Fin. Auth., Excise Taxes 5.50%, 7/1/17 (1)	1,000	1,136
Puerto Rico Municipal Fin. Agency, 5.875%, 8/1/14 (Prerefunded 8/1/09) (4)(6)	1,500	1,610
		9,640
CALIFORNIA 2.0%		
Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (4)	1,000	1,061
Tobacco Securitization Auth. of Southern California 5.625%, 6/1/43 (Prerefunded 6/1/12) (6)	1,000	1,103
		2,164
WEST VIRGINIA 2.0%		
West Virginia, GO, 5.00%, 6/1/13 (5)	2,000	2,153
		2,153

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,301,000 and $11,317,000, respectively, for the six months ended August 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2006, the fund had $180,000 of unused capital loss carryforwards, of which $17,000 expire in fiscal 2009, $34,000 expire in fiscal 2013, and $129,000 expire in fiscal 2014.

At August 31, 2006, the cost of investments for federal income tax purposes was $103,572,000. Net unrealized gain aggregated $2,815,000 at period-end, of which $2,850,000 related to appreciated investments and $35,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates and $21,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Trustees unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 13, 2006